SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: June 23, 1998
(Date of earliest event reported)

Commission File No. 333-51375

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of June 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-2, Home Loan Asset Backed Notes, Series 1998-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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        Delaware                                       06-1204982
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(State of Incorporation)                  (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                                  10019
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Address of principal executive offices                            (Zip Code)



                                 (212) 713-2000
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               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events

     On June 23, 1998, Empire Funding Home Loan Owner Trust 1998-2 (the "Owner Trust") issued Home Loan Asset Backed Notes, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-IO, Class M-1, Class M-2 and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $293,910,000. The Offered Notes were issued pursuant to an Indenture, dated as of June 1, 1998 (the "Indenture") between Empire Funding Home Loan Owner Trust 1998-2 (the "Owner Trust") and U.S. Bank National Association, ("U.S. Bank," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1998-2, Class B-2 having an aggregate initial principal balance of $9,090,000 (the "Private Notes" and, together with the Offered Notes, the "Notes"), were also issued pursuant to the Indenture. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of June 1, 1998 (the "Owner Trust Agreement") among the Registrant, Empire Funding Corp. (the "Transferor") and Wilmington Trust Company (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in Empire Funding Grantor Trust 1998-2 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement dated as of June 1, 1998 (the "Grantor Trust Agreement") among the Registrant, U.S. Bank, as grantor trustee (in such capacity, the "Grantor Trustee") and the Transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the "Loans"), substantially all of which are unsecured or secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") among the Owner Trust, as issuer, the Registrant, U.S. Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), Empire Funding Corp., as servicer and transferor and the Grantor Trustee, a copy of which is filed as an exhibit hereto.

     In addition, the Owner Trust and U.S. Bank, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of June 1, 1998 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

                   (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

         (EX-4.1) Indenture, dated as of June 1, 1998, between Empire Funding Home Loan Owner Trust 1998-2 and U.S. Bank National Association.

         (EX-4.2) Sale and Servicing Agreement, dated as of June 1, 1998, among PaineWebber Mortgage Acceptance Corporation IV, Empire Funding Home Loan Owner Trust 1998-2, Empire Funding Corp. and U.S. Bank National Association.

         (EX-99.1)                      Administration  Agreement,  dated  as of
                                        June 1, 1998,  among Empire Funding Home
                                        Loan Owner Trust 1998-2,  Empire Funding
                                        Corp.    and    U.S.    Bank    National
                                        Association.

         (EX-99.2)                      Owner Trust Agreement,  dated as of June
                                        1,  1998,  among  PaineWebber   Mortgage
                                        Acceptance    Corporation   IV,   Empire
                                        Funding Corp., Wilmington Trust Company and U.S. Bank National Association.

         (EX-99.3)                      Grantor  Trust  Agreement,  dated  as of
                                        June 1, 1998 among PaineWebber  Mortgage
                                        Acceptance    Corporation   IV,   Empire
                                        Funding  Corp.  and U.S.  Bank  National
                                        Association.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


July 2, 1998

                               By: /s/ Barbara Dawson
                                   ------------------
                                   Barbara Dawson
                                   Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                                            Paper (P) or
Exhibit No.                   Description                                                  Electronic(E)
-----------                   -----------                                                  -------------
(EX-4.1)                      Indenture,  dated  as of June  1,  1998,  between  Empire          E
                              Funding  Home  Loan  Owner  Trust  1998-2  and U.S.  Bank
                              National Association.

(EX-4.2)                      Sale and Servicing  Agreement,  dated as of June 1, 1998,          E
                              among  PaineWebber  Mortgage  Acceptance  Corporation IV,
                              Empire  Funding  Home Loan  Owner  Trust  1998-2,  Empire
                              Funding Corp. and U.S. Bank National Association.

(EX-99.1)                     Administration  Agreement,  dated  as of  June  1,  1998,          E
                              among  Empire  Funding  Home  Loan  Owner  Trust  1998-2,
                              Empire Funding Corp. and U.S. Bank National Association.

(EX-99.2)                     Owner Trust  Agreement,  dated as of June 1, 1998,  among          E
                              PaineWebber  Mortgage  Acceptance  Corporation IV, Empire
                              Funding  Corp.,  Wilmington  Trust  Company and U.S. Bank
                              National Association.

(EX-99.3)                     Grantor Trust  Agreement,  dated as of June 1, 1998 among          E
                              PaineWebber  Mortgage  Acceptance  Corporation IV, Empire
                              Funding Corp. and U.S. Bank National Association.
